Significant Portions of Deferred Tax Assets and Deferred Tax Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets
Net operating loss carryforwards	$ 19,616	$ 19,209
Other	2,173	1,557
Deferred tax assets, gross	21,789	20,766
Valuation allowance (net operating loss)	(992)	(1,138)
Deferred tax assets	20,797	19,628
Deferred tax liabilities
Containers, net	25,039	23,275
Other	710	671
Deferred tax liabilities	25,749	23,946
Net deferred tax liabilities	$ 4,952	$ 4,318